Vanguard International Growth Fund

Supplement to the Prospectus and Summary Prospectus Dated December 23, 2013

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford) and Head of Global Equities. He has managed a portion of the Fund since 2003 (co-managed since 2013).

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford). He has co-managed a portion of the Fund since 2013.

Charles Anniss, CFA, Portfolio Manager at M&G. He has managed a portion of the Fund since October 2014.

Simon Webber, CFA, Portfolio Manager at Schroders. He has managed a portion of the Fund since 2009.

Prospectus Text Changes

The following replaces similar text under the heading Investment Advisors:

The managers primarily responsible for the day-to-day management of the Fund are:

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford) and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Fund since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of The Johns Hopkins University; M.A., Carleton Ottawa University.

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Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford). He has worked in investment management with Baillie Gifford since 1999, has managed investment portfolios since 2001, and has co-managed a portion of the Fund since 2013. Education: M.A., University of Edinburgh.

Charles Anniss, CFA, Portfolio Manager at M&G. He has been with M&G since 2000, has worked in investment management since 2003, has managed investment portfolios since 2006, and has managed a portion of the Fund since October 2014. Education: B.A., Bristol University.

Simon Webber, CFA, Portfolio Manager at Schroders. He has worked in investment management for Schroders since 1999, has managed assets since 2001, and has managed a portion of the Fund since 2009. Education: B.Sc., University of Manchester.

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© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 81 102014

Vanguard World Fund

Supplement to the Statement of Additional Information Dated December 23, 2013 (revised April 22, 2014)

Important Changes to Vanguard International Growth Fund

Charles Anniss now serves as portfolio manager to the portion of Vanguard International Growth Fund advised by M&G Investment Management Limited. All references to Greg Aldridge are removed.

Statement of Additional Information Text Changes

The following replaces similar text on page B-62 for M&G Investment Management Limited (M&G) under the heading

II. Vanguard International Growth Fund in the Investment Advisory Services section:

1. Other Accounts Managed

Charles Anniss manages a portion of Vanguard International Growth Fund; as of August 31, 2014, the Fund held assets of $23.4 billion. As of August 31, 2014, Mr. Anniss also managed two other pooled investment vehicles with total assets of $491.5 million (advisory fees not based on account performance).

On the same page, the following replaces the first sentence under 3. Description of Compensation:

Mr. Anniss is compensated in line with standard M&G practice, which is outlined in this section.

Within the same section, the following replaces similar text on page B-63:

4. Ownership of Securities

As of August 31, 2014, Mr. Anniss did not own any shares of Vanguard International Growth Fund.

© 2014 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 23C 102014